Exhibit 32

                                  Certification
           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual report on Form 10-K for the year ended December 31, 2003, as amended by Form 10-K/A, of BNP U.S. Funding L.L.C. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Olivier Meisel, President and Director of the Company, and Thomas Clyne, Chief Financial Officer and Director of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.





                                      By  /s/ Oliver Meisel
                                          -----------------------
                                           Olivier Meisel
                                           President and Director

                                      By  /s/  Thomas Clyne
                                          ----------------------
                                           Thomas Clyne
                                           Chief Financial Officer and Director

Date:   March 30, 2005